FS Energy and Power Fund 8-K

Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO LOAN AND SERVICING AGREEMENT, dated as of October 13, 2016 (this “Amendment”), among WAYNE FUNDING LLC, a Delaware limited liability company (the “Borrower”), WELLS FARGO SECURITIES, LLC, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as institutional lender (together with its successors and assigns in such capacity, the “Lender”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”), account bank (together with its successors and assigns in such capacity, the “Account Bank”) and collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).

WHEREAS, the Borrower, the Lender, the Administrative Agent, the Collateral Custodian, the Collateral Agent and the Account Bank and each of the lenders and lender agents from time to time party thereto are party to the Loan and Servicing Agreement, dated as of September 9, 2014 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Servicing Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower;

WHEREAS, the Borrower, the Lender and the Administrative Agent are party to the Fee Letter, dated as of September 9, 2014 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Fee Letter”);

WHEREAS, the Borrower delivered a Notice of Reduction pursuant to Section 2.17(b) of the Loan and Servicing Agreement that resulted in the reduction of the Maximum Facility Amount from $200,000,000 to $125,000,000 effective as of February 24, 2016; and

WHEREAS, the Borrower, the Lender, the Administrative Agent, the Collateral Custodian, the Collateral Agent and the Account Bank desire to amend the Loan and Servicing Agreement, in accordance with Section 12.01 of the Loan and Servicing Agreement, and the Borrower, the Lender and the Administrative Agent wish to amend the Fee Letter, in each case, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.

Defined Terms. Capitalized terms used herein but not defined shall have the respective meanings given to such terms in the Loan and Servicing Agreement.

ARTICLE II

Amendments

SECTION 2.1.

As of the date of this Amendment, the Loan and Servicing Agreement is hereby amended as follows:

(a)

by deleting “$200,000,000” on the cover page of the Loan and Servicing Agreement and inserting “$60,000,000” in lieu thereof;

(b)

by deleting clause (b) in the definition of “Eligible Loan” in its entirety and inserting the following in lieu thereof:

“after giving effect to such Loan as an Eligible Loan, as of the related Cut-Off Date, (x) if such Cut-Off Date occurred prior to October 13, 2016, the aggregate Outstanding Balance of all Eligible Loans made to the applicable Obligor is not greater than $17,500,000; provided that the aggregate Outstanding Balance of all Eligible Loans made to up to three (3) Obligors may be up to $25,000,000 for each such Obligor; and (y) if such Cut-Off Date occurred on or after October 13, 2016, the aggregate Outstanding Balance of all Eligible Loans made to the applicable Obligor is not greater than 10% of the Maximum Facility Amount as of the related Cut-Off Date; provided, further, that, for each of clauses (x) and (y), only the portion of the Loans in excess of this threshold will be deemed to have not satisfied this clause (b);”

(c)

 by deleting the last sentence in the definition of “Maximum Facility Amount” in its entirety and inserting the following in lieu thereof:

“As of October 13, 2016, the Maximum Facility Amount is $60,000,000.”

(d)

 by deleting “September 9, 2017” in the definition of “Reinvestment Period” and inserting “March 31, 2017” in lieu thereof;

(e)

 by deleting “September 9, 2019” in the definition of “Stated Maturity Date” and inserting “September 9, 2018” in lieu thereof; and

(f)

 by deleting “$200,000,000” in Annex B as the Commitment of Wells Fargo Bank, National Association and inserting “$60,000,000” in lieu thereof.

SECTION 2.2.

 As of the date of this Amendment, the definition of “Non-Usage Fee Rate” in the Fee Letter is hereby amended by inserting the following proviso at the end of such definition:

“; provided that, notwithstanding the foregoing sentence or anything to the contrary set forth herein or in the Loan and Servicing Agreement, from and after October 13, 2016, the Non-Usage Fee Rate, shall be 0.00%”.

ARTICLE III

Representations and Warranties

SECTION 3.1.

The Borrower hereby represents and warrants to the Lender that, as of the date first written above, (i) no Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Servicing Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.

This Amendment shall become effective upon the satisfaction of the following conditions:

(a)

the execution and delivery of this Amendment by the Borrower, the Administrative Agent, the Lender, the Collateral Custodian, the Collateral Agent and the Account Bank; and

(b)

the Administrative Agent’s receipt of (i) a good standing certificate for the Borrower issued by the applicable office body of its jurisdiction of organization and (ii) a copy of the resolutions of the board of directors of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer.

ARTICLE V

Miscellaneous

SECTION 5.1.

Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.

Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations or of such provisions or obligations in any jurisdiction shall not in any way be affected or impaired thereby.

SECTION 5.3.

Ratification. Except as expressly amended hereby, the Loan and Servicing Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Servicing Agreement for all purposes.

SECTION 5.4.

Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.

Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WAYNE FUNDING LLC,
as Borrower

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Institutional Lender

By:	/s/ Mike Romanzo
Name: Mike Romanzo
Title: Managing Director

WELLS FARGO SECURITIES, LLC,
as the Administrative Agent

By:	/s/ Mike Romanzo
Name: Mike Romanzo
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Collateral Custodian

By:	/s/ Mike Romanzo
Name: Mike Romanzo
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Collateral Agent

By:	/s/ Tammy Bliek
Name: Tammy Bliek
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Account Bank

By:	/s/ Tammy Bliek
Name: Tammy Bliek
Title: Vice President